                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2001


I. RECONCILIATION OF COLLECTION ACCOUNT:
        End of Period Collection Account Balance as of Prior Payment Date:                 445,786.75
        Available Funds:
            Contract Payments due and received in this period                            5,236,750.72
            Contract Payments due in prior period(s) and received in this period           628,507.62
            Contract Payments received in this period for next period                      159,593.59
            Sales, Use and Property Tax, Maintenance, Late Charges                         121,629.48
            Prepayment Amounts related to early termination in this period               1,161,286.72
            Servicer Advance                                                               528,412.87
            Proceeds received from recoveries on previously Defaulted Contracts                  0.00
            Transfer from Reserve Account                                                    9,345.78
            Interest earned on Collection Account                                           12,015.51
            Interest earned on Affiliated Account                                            2,045.79
            Proceeds from repurchase of Contracts per Contribution and Servicing
             Agreement Section 5.03                                                              0.00
            Amounts paid per Contribution and Servicing Agreement Section 7.01
             (Substituted contract < Predecessor contract)                                       0.00
            Amounts paid under insurance policies                                                0.00
            Any other amounts                                                                    0.00
                                                                                        -------------
        Total Available Funds                                                            8,305,374.83
        Less: Amounts to be Retained in Collection Account                                 412,551.50
                                                                                        -------------
        AMOUNT TO BE DISTRIBUTED                                                         7,892,823.33
                                                                                        =============

        DISTRIBUTION OF FUNDS:
            1. To Trustee -  Fees                                                                0.00
            2. To Servicer, any unreimbursed Nonrecoverable Advances or
                Servicer Advances                                                          628,507.62
            3. To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)

                  a) Class A1 Principal and Interest                                             0.00
                  a) Class A2 Principal (distributed after A1 Note matures)
                      and Interest                                                       5,209,339.16
                  a) Class A3 Principal (distributed after A2 Note matures)
                      and Interest                                                         419,826.67
                  a) Class A4 Principal (distributed after A3 Note matures)
                      and Interest                                                         508,746.21
                  b) Class B Principal and Interest                                        104,954.55
                  c) Class C Principal and Interest                                        210,688.96
                  d) Class D Principal and Interest                                        142,198.31
                  e) Class E Principal and Interest                                        189,284.40

            4. To Reserve Account for Requirement per Indenture Agreement
                Section 3.08                                                                     0.00
            5. To Issuer - Residual  Principal and Interest and Reserve
                Account Distribution
                  a) Residual Interest (Provided no Restricting or Amortization
                      Event in effect)                                                      81,639.17
                  b) Residual Principal (Provided no Restricting or Amortization
                      Event in effect)                                                     171,921.92
                  c) Reserve Account Distribution (Provided no Restricting or
                      Amortization Event in effect)                                          9,345.78
            6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest
                Earned and Any Other Amounts                                               135,690.78
            7. To Servicer, Servicing Fee and other Servicing Compensations                 80,679.80
                                                                                        -------------
        TOTAL FUNDS DISTRIBUTED                                                          7,892,823.33
                                                                                        =============

                                                                                        -------------
        End of Period Collection Account Balance {Includes Payments in Advance
         & Restricting Event Funds (if any))                                               412,551.50
                                                                                        =============

II. RESERVE ACCOUNT

Beginning Balance                                                                       $4,104,190.93
         - Add Investment Earnings                                                           9,345.78
         - Add Transfer from Certificate Account (To Satisfy Reserve Account
            Requirement)                                                                         0.00
         - Less Distribution to Certificate Account                                          9,345.78
                                                                                        -------------
End of period balance                                                                   $4,104,190.93
                                                                                        =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account
 Required Amount, or (ii) Sum of Class A, Class B, Class C, Class D,
 and Class E Note Balances                                                              $4,104,190.93
                                                                                        =============

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2001


III. CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                 Pool A                              136,173,827.98
                 Pool B                               53,154,572.53
                                                     ---------------
                                                                        189,328,400.51
Class A Overdue Interest, if any                               0.00
Class A Monthly Interest - Pool A                        787,480.97
Class A Monthly Interest - Pool B                        307,388.10

Class A Overdue Principal, if any                              0.00
Class A Monthly Principal - Pool A                     2,614,139.76
Class A Monthly Principal - Pool B                     2,428,903.21
                                                     ---------------
                                                                          5,043,042.97
Ending Principal Balance of the Class A Notes
                 Pool A                              133,559,688.22
                 Pool B                               50,725,669.32
                                                     ---------------
                                                                       ----------------
                                                                        184,285,357.54
                                                                       ================


------------------------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                           Principal Paid Per $1,000                                    Ending Principal
Original Face $240,779,000                         Original Face $240,779,000                                   Balance Factor
$ 4.547195                                         $ 20.944696                                                  76.537139%
------------------------------------------------------------------------------------------------------------------------------------


IV. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                 Class A1                                      0.00
                 Class A2                             29,524,400.51
                 Class A3                             74,000,000.00
                 Class A4                             85,804,000.00

                                                     ---------------

Class A Monthly Interest                                                189,328,400.51
                 Class A1 (Actual Number Days/360)             0.00
                 Class A2                                166,296.19
                 Class A3                                419,826.67
                 Class A4                                508,746.21

                                                     ---------------

Class A Monthly Principal
                 Class A1                                      0.00
                 Class A2                              5,043,042.97
                 Class A3                                      0.00
                 Class A4                                      0.00

                                                     ---------------
                                                                          5,043,042.97
Ending Principal Balance of the Class A Notes
                 Class A1                                      0.00
                 Class A2                             24,481,357.54
                 Class A3                             74,000,000.00
                 Class A4                             85,804,000.00

                                                     ---------------
                                                                       ----------------
                                                                        184,285,357.54
                                                                       ================

Class A2
------------------------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                           Principal Paid Per $1,000                                    Ending Principal
Original Face $41,000,000                          Original Face $41,000,000                                    Balance Factor
$ 4.056005                                         $ 123.001048                                                 59.710628%
------------------------------------------------------------------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2001


V. CLASS B NOTE PRINCIPAL BALANCE

         Beginning Principal Balance of the
          Class B Notes
                 Pool A                                2,321,016.83
                 Pool B                                  905,984.32
                                                     ---------------
                                                                          3,227,001.15

         Class B Overdue Interest, if any                      0.00
         Class B Monthly Interest - Pool A                13,661.12
         Class B Monthly Interest - Pool B                 5,332.47
         Class B Overdue Principal, if any                     0.00
         Class B Monthly Principal - Pool A               44,559.20
         Class B Monthly Principal - Pool B               41,401.76
                                                     ---------------
                                                                             85,960.96
         Ending Principal Balance of the
          Class B Notes
                 Pool A                                2,276,457.63
                 Pool B                                  864,582.56
                                                     ---------------
                                                                       ----------------
                                                                          3,141,040.19
                                                                       ================


------------------------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                           Principal Paid Per $1,000                                    Ending Principal
Original Face $4,104,000                           Original Face $4,104,000                                     Balance Factor
$ 4.628068                                         $ 20.945653                                                  76.536067%
------------------------------------------------------------------------------------------------------------------------------------


VI. CLASS C NOTE PRINCIPAL BALANCE
         Beginning Principal Balance of the
          Class C Notes
                 Pool A                                4,642,033.67
                 Pool B                                1,811,968.63
                                                     ---------------
                                                                          6,454,002.30

         Class C Overdue Interest, if any                      0.00
         Class C Monthly Interest - Pool A                27,883.15
         Class C Monthly Interest - Pool B                10,883.89
         Class C Overdue Principal, if any                     0.00
         Class C Monthly Principal - Pool A               89,118.40
         Class C Monthly Principal - Pool B               82,803.52
                                                     ---------------
                                                                            171,921.92
         Ending Principal Balance of the
          Class C Notes
                 Pool A                                4,552,915.27
                 Pool B                                1,729,165.11
                                                     ---------------
                                                                       ----------------
                                                                          6,282,080.38
                                                                       ================


------------------------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                           Principal Paid Per $1,000                                    Ending Principal
Original Face $8,208,000                           Original Face $8,208,000                                     Balance Factor
$ 4.723080                                         $ 20.945653                                                  76.536067%
------------------------------------------------------------------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2001


VII. CLASS D NOTE PRINCIPAL BALANCE

          Beginning Principal Balance of the
           Class D Notes
                 Pool A                                3,094,689.11
                 Pool B                                1,207,979.09
                                                     ---------------
                                                                          4,302,668.20

          Class D Overdue Interest, if any                     0.00
          Class D Monthly Interest - Pool A               19,839.54
          Class D Monthly Interest - Pool B                7,744.15
          Class D Overdue Principal, if any                    0.00
          Class D Monthly Principal - Pool A              59,412.27
          Class D Monthly Principal - Pool B              55,202.35
                                                     ---------------
                                                                            114,614.62
          Ending Principal Balance of the
           Class D Notes
                 Pool A                                3,035,276.84
                 Pool B                                1,152,776.74
                                                     ---------------
                                                                       ----------------
                                                                          4,188,053.58
                                                                       ================


------------------------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                           Principal Paid Per $1,000                                    Ending Principal
Original Face $5,472,000                           Original Face $5,472,000                                     Balance Factor
$ 5.040879                                         $ 20.945654                                                  76.536067%
------------------------------------------------------------------------------------------------------------------------------------


VIII.   CLASS E NOTE PRINCIPAL BALANCE
          Beginning Principal Balance of the
           Class E Notes
                 Pool A                                3,868,361.38
                 Pool B                                1,509,973.86
                                                     ---------------
                                                                          5,378,335.24

          Class E Overdue Interest, if any                     0.00
          Class E Monthly Interest - Pool A               33,097.06
          Class E Monthly Interest - Pool B               12,919.08
          Class E Overdue Principal, if any                    0.00
          Class E Monthly Principal - Pool A              74,265.33
          Class E Monthly Principal - Pool B              69,002.93
                                                     ---------------
                                                                            143,268.26
          Ending Principal Balance of the
           Class E Notes
                 Pool A                                3,794,096.05
                 Pool B                                1,440,970.93
                                                     ---------------
                                                                       ----------------
                                                                          5,235,066.98
                                                                       ================


------------------------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                           Principal Paid Per $1,000                                    Ending Principal
Original Face $6,840,000                           Original Face $6,840,000                                     Balance Factor
$ 6.727506                                                       $ 20.945652                                    76.536067%
------------------------------------------------------------------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2001


IX. ISSUERS RESIDUAL PRINCIPAL BALANCE

           Beginning Residual Principal Balance
                 Pool A                                4,643,213.61
                 Pool B                                1,812,517.59
                                                     ---------------
                                                                          6,455,731.20

           Residual Interest - Pool A                     61,060.66
           Residual Interest - Pool B                     20,578.51
           Residual Principal - Pool A                    89,118.40
           Residual Principal - Pool B                    82,803.52
                                                     ---------------
                                                                            171,921.92
           Ending Residual Principal Balance
                 Pool A                                4,554,095.21
                 Pool B                                1,729,714.07
                                                     ---------------
                                                                       ----------------
                                                                          6,283,809.28
                                                                       ================

X. PAYMENT TO SERVICER

            - Collection period Servicer Fee                                 80,679.80
            - Servicer Advances reimbursement                               628,507.62
            - Tax, Maintenance, Late Charges,
               Bank Interest and other amounts                              135,690.78
                                                                       ----------------
           Total amounts due to Servicer                                    844,878.20
                                                                       ================

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2001


XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
     Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
        beginning of the related Collection Period                                                               154,743,142.57

     Aggregate Discounted Contract Balance of Additional Contracts acquired during
        Collection Period                                                                                                  0.00

     Decline in Aggregate Discounted Contract Balance                                                              2,970,613.36

     Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                ----------------
        ending of the related Collection Period                                                                  151,772,529.21
                                                                                                                ================

     Components of Decline in Aggregate Discounted Contract Balance:
         - Principal portion of Contract Payments  and Servicer Advances                         2,787,877.40

         - Principal portion of Prepayment Amounts                                                 182,735.96

         - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02             0.00

         - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                Contracts during the Collection Period                                                   0.00

         - Aggregate Discounted Contract Balance of Substitute Contracts added during
                Collection Period                                                                        0.00

         - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                during Collection Period                                                                 0.00

                                                                                               ---------------
                   Total Decline in Aggregate Discounted Contract Balance                        2,970,613.36
                                                                                               ===============


POOL B
     Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
        beginning of the related Collection Period                                                                60,402,996.00

     Aggregate Discounted Contract Balance of Additional Contracts acquired during
        Collection Period                                                                                                  0.00

     Decline in Aggregate Discounted Contract Balance                                                              2,760,117.28

     Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                ----------------
        ending of the related Collection Period                                                                   57,642,878.72
                                                                                                                ================

     Components of Decline in Aggregate Discounted Contract Balance:
         - Principal portion of Contract Payments  and Servicer Advances                         1,788,932.38

         - Principal portion of Prepayment Amounts                                                 971,184.90

         - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02             0.00

         - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                Contracts during the Collection Period                                                   0.00

         - Aggregate Discounted Contract Balance of Substitute Contracts added during
                Collection Period                                                                        0.00

         - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                during Collection Period                                                                 0.00

                                                                                               ---------------
                   Total Decline in Aggregate Discounted Contract Balance                        2,760,117.28
                                                                                               ===============

                                                                                                                ----------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                209,415,407.93
                                                                                                                ================

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2001


XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

     POOL A                                                                                                         Predecessor
                                                                  Discounted                 Predecessor            Discounted
     Lease #            Lessee Name                               Present Value              Lease #                Present Value
     -------------------------------------------------            -------------              -----------            ----------------
                        NONE











                                                                  -------------                                     ----------------
                                               Totals:            $        0.00                                     $          0.00

     a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                       $          0.00
     b) ADCB OF POOL A AT CLOSING DATE                                                                              $186,735,373.96
     c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                          0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                    $0.00
b)  Total discounted Contract Balance of Substitute Receivables                     $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
     per Contribution & Servicing Agreement Section 7.02                            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD    YES                NO  X
                                                                             ---               ---


     POOL B                                                                                                         Predecessor
                                                                  Discounted                 Predecessor            Discounted
     Lease #            Lessee Name                               Present Value              Lease #                Present Value
     -------------------------------------------------            -------------              -----------            ----------------
                        NONE









                                                                  -------------                                     ----------------
                                               Totals:            $        0.00                                     $          0.00


     a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                       $          0.00
     b) ADCB OF POOL B AT CLOSING DATE                                                                              $ 86,877,354.94
     c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS
         RATING AGENCY APPROVES)                                                                                               0.00%

   * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS),
      THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION
      HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                    $0.00
b)  Total discounted Contract Balance of Substitute Receivables                     $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
     per Contribution & Servicing Agreement Section 7.02                            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD    YES                NO  X
                                                                             ---               ---

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2001


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

     POOL A - NON-PERFORMING                                                                                        Predecessor
                                                                  Discounted                 Predecessor            Discounted
     Lease #            Lessee Name                               Present Value              Lease #                Present Value
     -------------------------------------------------            -------------              -----------            ----------------
     1528-004           U.S. Neurological, Inc.                   $  194,560.17              2042-202               $    981,403.44
     2826-001           Newark Health Imaging, L.L.C.             $  789,368.50
     2875-008           MRI of River North, INC. et al            $  735,842.45              2314-004               $    707,303.41
     2709-202           Symmorphix, Inc.                          $  390,173.53              2041-201               $    526,898.39
     2712-201           Matric Semiconductor, Inc.                $  123,333.71              2041-202               $     87,853.47
     2712-202           Matric Semiconductor, Inc.                $  102,100.09





                                                                  -------------              -----------            ----------------
                                               Totals:            $2,335,378.45                                     $  2,303,458.71

     a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                   2,303,458.71
     b) ADCB OF POOL A AT CLOSING DATE                                                                              $186,735,373.96
     c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                          1.23%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                    $0.00
b)  Total discounted Contract Balance of Substitute Receivables                     $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
     per Contribution & Servicing Agreement Section 7.02                            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD    YES                NO  X
                                                                             ---               ---


     POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                                  Predecessor
                                                                  Discounted                 Predecessor            Discounted
     Lease #            Lessee Name                               Present Value              Lease #                Present Value
     -------------------------------------------------            -------------              -----------            ----------------
                        None









                                                                  -------------                                     ----------------
                                               Totals:            $        0.00                                     $          0.00

     a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                   $          0.00
     b) ADCB OF POOL B AT CLOSING DATE                                                                              $ 86,877,354.94
     c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                          0.00%

    * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180
     DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY
     PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                    $0.00
b)  Total discounted Contract Balance of Substitute Receivables                     $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
     per Contribution & Servicing Agreement Section 7.02                            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD    YES                NO  X
                                                                             ---               ---

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2001


XV. POOL PERFORMANCE MEASUREMENTS


1. AGGREGATE DISCOUNTED CONTRACT BALANCE

   CONTRACTS DELINQUENT > 90 DAYS                          TOTAL OUTSTANDING CONTRACTS
   This Month                            5,794,538.61      This Month                        209,415,407.93
   1 Month Prior                         5,183,977.12      1 Month Prior                     215,146,138.57
   2 Months Prior                        4,286,420.41      2 Months Prior                    222,222,899.47

   Total                                15,264,936.14      Total                             646,784,445.97

   a) 3 MONTH AVERAGE                    5,088,312.05      b) 3 MONTH AVERAGE                215,594,815.32

   c) a/b                                        2.36%


2. Does a Delinquency Condition Exist (1c > 6% )?
                                                                                Yes                    No       X
                                                                                    ----------------      ----------------

3. Restricting Event Check

   A. A Delinquency Condition exists for current period?                        Yes                    No        X
                                                                                    ----------------      ----------------
   B. An Indenture Event of Default has occurred and is then continuing?        Yes                    No        X
                                                                                    ----------------      ----------------

4. Has a Servicer Event of Default occurred?                                    Yes                    No        X
                                                                                    ----------------      ----------------

5. Amortization Event Check

   A. Is 1c  > 8% ?                                                             Yes                    No        X
                                                                                    ----------------      ----------------
   B. Bankruptcy, insolvency, reorganization; default/violation
       of any covenant or obligation not remedied within 90 days?               Yes                    No        X
                                                                                    ----------------      ----------------
   C. As of any Determination date, the sum of all defaulted
       contracts since the Closing date exceeds 6% of the ADCB
        on the Closing Date?                                                    Yes                    No        X
                                                                                    ----------------      ----------------

6. Aggregate Discounted Contract Balance at Closing Date                    Balance $ 273,612,728.90
                                                                                    ----------------


   DELINQUENT LEASE SUMMARY

            Days Past Due     Current Pool Balance     # Leases
            -------------     --------------------     --------
               31 - 60            13,028,111.89            37
               61 - 90             4,001,791.31            17
              91 - 180             4,286,420.41            31



   Approved By:
   Matthew E. Goldenberg
   Assistant Treasurer